Exhibit 10.6

Execution Version

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”), dated as of this 20th day of August 2021, is made by NEWEGG COMMERCE, INC., a business company incorporated with limited liability under the laws of the British Virgin Islands (“Newegg Commerce”), NEWEGG INC. , a Delaware corporation (“Newegg”), NEWEGG NORTH AMERICA INC., a Delaware corporation (“Newegg NorAm”), NEWEGG.COM AMERICAS INC., a Delaware corporation (“Newegg Americas”), MAGNELL ASSOCIATE, INC., a California corporation (“Magnell”), ROSEWILL INC., a Delaware corporation (“Rosewill”), NEWEGG BUSINESS INC., a Delaware corporation (“Newegg Biz”), OZZO INC., a Delaware corporation (“Ozzo”), NEWEGG STAFFING INC. , a Delaware corporation (“Newegg Staffing”), INOPC, INC., an Indiana corporation (“INOPC”), CAOPC, INC., a California corporation (“CAOPC”), NJOPC, Inc., a New Jersey corporation (“NJOPC”), NEWEGG LOGISTICS SERVICES INC., a Delaware corporation (“Newegg Logistics”), NUTREND AUTOMOTIVE INC., a Delaware corporation (“Nutrend”), NEWEGG TEXAS, INC., a Texas corporation (“Newegg Texas”), and NEWEGG FACILITY SOLUTIONS, INC., a Delaware corporation (“Newegg Facility”) (Newegg Commerce, Newegg, Newegg NorAm, Newegg Americas, Magnell, Rosewill, Newegg Biz, Ozzo, Newegg Staffing, INOPC, CAOPC, NJOPC, Newegg Logistics, Nutrend, Newegg Texas, Newegg Facility and each Person hereafter made a party hereto, jointly and severally, collectively, “Grantors” and each a “Grantor”), each with an address at 17560 Rowland Street, City of Industry, CA 91748, or such other address as may be indicated in the documentation pursuant to which such person is made a party hereto, in favor of EAST WEST BANK , in its capacity as administrative agent and collateral agent for the Secured Parties (in such capacity, the “Agent”), with an address at 2350 Mission College Boulevard, Suite 988, Santa Clara, California 95054. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).

The Grantors have entered or will enter into that certain Revolving Credit and Security Agreement, dated as of the date hereof, by and among the Grantors as borrowers, the lenders from time to time party thereto (collectively, the “Lenders”) and EAST WEST BANK, as Administrative Agent, Collateral Agent, Sole Arranger and Book Runner (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”).

In order to, among other things, induce the Lenders and the Agent to enter into the Credit Agreement, the Grantors have agreed to further secure their obligations under the Credit Agreement under the terms of this Agreement.

NOW, THEREFORE, the Grantors, jointly and severally, and the Agent, intending to be legally bound, hereby agree as follows:

1. Definitions.

(a) “Collateral” shall mean and include, with respect to each Grantor, (i) securities entitlements, securities accounts, commodity accounts, commodity contracts and all investment property, including the investment property and other assets described in Exhibit A attached hereto and made a part hereof, and all security entitlements of such Grantor with respect thereto, whether now owned or hereafter acquired, together with all additions, substitutions, replacements and proceeds thereof and all income, interest, dividends and other distributions thereon (the “Investment Property Collateral”); and (ii) all proceeds and products of the foregoing clauses in whatever form, including, but not limited to: deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

(b) “Obligations” shall have the meaning set forth in the Credit Agreement.

(c) “UCC” means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State whose law governs pursuant to the Section of this Agreement entitled “Governing Law and Jurisdiction.” Terms used herein which are defined in the UCC and not otherwise defined herein shall have the collateral is modified by any amendment, modification or revision to the UCC, such modified definition will apply automatically as of the date of such amendment, modification or revision.

(d) Initially capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

2. Grant of Security Interest. To secure the Obligations, each Grantor, as debtor, hereby collaterally assigns and grants to the Agent, as secured party and for the benefit of the Secured Parties, a continuing lien on and security interest in the Collateral. If the Collateral includes certificated securities, documents or instruments, such certificates are herewith delivered to the Agent accompanied by duly executed blank stock or bond powers or assignments as applicable. Each Grantor hereby authorizes the transfer of possession of all certificates, instruments, documents and other evidence of the Collateral to the Agent.

3. Representations and Warranties. Each Grantor represents, warrants and covenants to the Agent and the Secured Parties as follows:

(a) (i) There are no restrictions on the pledge or transfer of any of the Investment Property Collateral, other than restrictions referenced on the face of any certificates evidencing such Investment Property Collateral; (ii) such Grantor is the legal owner of the Investment Property Collateral pledge by it hereunder, which is registered in the name of such Grantor, the Custodian (as hereinafter defined) or a nominee; (iii) the Investment Property Collateral is free and clear of any security interests, pledges, liens, encumbrances, charges, agreements, claims or other arrangements or restrictions of any kind, except for the Liens granted to the Agent and Permitted Encumbrances; (iv) such Grantor has the right to transfer the Investment Property Collateral free of any encumbrances other than Permitted Encumbrances and such Grantor will defend its title to the Investment Property Collateral against the claims of all persons, and any registration with, or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body which was or is necessary for the validity of the pledge of and grant of the security interest in the Investment Property Collateral has been obtained; (v) the pledge of and grant of the security interest in the Investment Property Collateral is effective to vest in the Agent a valid and perfected first priority security interest in and to the Investment Property Collateral as set forth herein and (vi) none of the operating agreements, limited partnership agreements or other agreements governing any Investment Property provide that the Equity Interests governed thereby are securities governed by Article 8 of the UCC; and

(b) (i) such Grantor has good and marketable title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Agent created by this Agreement and, with respect to Investment Property Collateral, the Permitted Encumbrances and with respect to all other Collateral, Permitted Encumbrances; (ii) except as herein provided, such Grantor will not hereafter without the Agent’s prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Agent and, with respect to Investment Property Collateral, the Permitted Encumbrances and with respect to all other Collateral, Permitted Encumbrances; and (iii) such Grantor will use commercially reasonable efforts to defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

4. Covenants. Each Grantor covenants that it shall:

(a) if all or part of the Investment Property Collateral constitutes “margin stock” within the meaning of Regulation U of the Federal Reserve Board (or any similar Applicable Law), cause the applicable Borrower, to execute and deliver Form U-1 (or similar form under any similar Applicable Law) to the Agent and, unless otherwise agreed in writing between the Borrowers and the Agent, no part of the proceeds of the Obligations may be used to purchase or carry margin stock;

(b) not invoke, and hereby waives its rights under, any statute under any Applicable Law which permits the re-characterization of any portion of the Investment Property Collateral to be interest or income;

(c) if the Investment Property Collateral includes securities or any other financial or other asset maintained in a securities account, then such Grantor agrees to cause the securities intermediary on whose books and records the ownership interest of such Grantor in such Investment Property Collateral appears (the “Custodian”) to execute and deliver, contemporaneously herewith, a notification and control agreement or other agreement (the “Control Agreement”) satisfactory to the Agent in its Permitted Discretion in order to perfect and protect the Agent’s security interest in such Investment Property Collateral;

(d) not make or consent to any amendment or other modification or waiver with respect to any bylaws, operating agreement or limited partnership agreement constituting or giving rise to any Investment Property Collateral, unless expressly permitted under the Credit Agreement; and

(e) designate and shall cause all of its Subsidiaries to designate (a) their limited liability company membership interests or partnership interests as the case may be, as securities as contemplated by the definition of “security” in Section 8-102(15) and Section 8-103 of Article 8 of the UCC, and (b) certificate and deliver to the Agent such limited liability company membership interests and partnership interests, as applicable.

5. Further Assurances. If any Collateral consists of any securities entitlement, securities account, commodities account, commodities contract or other similar investment property, then at the Agent’s request the Grantors will execute, and will cause the depository institution or securities intermediary upon whose books and records the ownership interest of any Grantor in such Collateral appears, to execute such pledge agreements, Control Agreements or other agreements as the Agent, in its Permitted Discretion, deems necessary in order to perfect or protect the validity and priority of its security interest in such Collateral, in each case in a form satisfactory to the Agent in its Permitted Discretion.

6. [Reserved].

7. Remedies.

(a) Generally. Upon the occurrence and during the continuation of any Event of Default, and at any time thereafter, the Agent shall have, in addition to any remedies provided in the Credit Agreement, this Agreement, the Other Documents or under any Applicable Law or in equity, all the remedies of a secured party under the UCC. The Agent’s and the Secured Parties’ remedies include, but are not limited to, the right to issue a “Notice of Exclusive Control” (as defined in any Control Agreement) or any similar term, each to the Custodian, and/or to sell or otherwise dispose of any or all of the Collateral at public or private sale, with or without advertisement thereof, upon such terms and conditions as it may deem advisable and at such prices as it may deem best. Expenses of retaking, holding, preparing for disposition, disposing or the like shall include the Agent’s and the Secured Parties’ reasonable attorneys’ fees and out-of-pocket legal expenses, incurred or expended by the Agent and/or the Secured Parties to enforce any payment due it under this Agreement either as against any Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. Each Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

(b) At any bona fide public sale, and to the extent permitted by law, at any private sale, the Agent shall be free to purchase all or any part of the Investment Property Collateral, free of any right or equity of redemption in any Grantor or any Borrower, which right or equity is hereby waived and released. Any such sale may be on cash or credit. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Investment Property Collateral for their own account in compliance with Regulation D of the Securities Act of 1933 (the “Act”) or any other applicable exemption available under such Act. The Agent will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given. The Agent may adjourn any sale and sell at the time and place to which the sale is adjourned. If the Investment Property Collateral is customarily sold on a recognized market or threatens to decline speedily in value, the Agent may sell such Investment Property Collateral at any time without giving prior notice to any Grantor. Whenever notice is otherwise required by Applicable Law to be sent by the Agent to any Grantor of any sale or other disposition of the Investment Property Collateral, ten (10) days written notice sent to such Grantor at its address specified above will be reasonable.

(c) Each Grantor recognizes that the Agent may be unable to effect or cause to be effected a public sale of the Investment Property Collateral by reason of certain prohibitions contained in the Act, so that the Agent may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Investment Property Collateral for their own account, for investment and without a view to the distribution or resale thereof. Each Grantor understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Investment Property Collateral were sold at public sales, and agrees that the Agent has no obligation to delay or agree to delay the sale of any of the Investment Property Collateral for the period of time necessary to permit the issuer of the securities which are part of the Investment Property Collateral (even if the issuer would agree), to register such securities for sale under the Act. Each Grantor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

(d) The net proceeds arising from the disposition of the Investment Property Collateral after deducting expenses incurred by the Agent will be applied to the applicable Obligations in the order determined by the Agent. If any excess remains after the discharge of all of the applicable Obligations, the same will be paid to the applicable Grantor. If after exhausting all of the Investment Property Collateral there is a deficiency, the Grantors will be liable therefor to the Agent; provided, however, that nothing contained herein will obligate the Agent to proceed against any Grantor, any Borrower or any other person obligated under the Obligations or against any other collateral for the relevant Obligations prior to proceeding against the Investment Property Collateral.

(e) If any demand is made at any time upon the Agent for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Agent repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Grantors will be and remain liable for the amounts so repaid or recovered to the same extent as if such amount had never been originally received by the Agent. The provisions of this section will be and remain effective notwithstanding the release of any of the Investment Property Collateral by the Agent in reliance upon such payment (in which case the Grantors’ liability will be limited to an amount equal to the fair market value of the Investment Property Collateral determined as of the date such Investment Property Collateral was released) and any such release will be without prejudice to the Agent’s rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable. This Section shall survive the termination of this Pledge Agreement.

8. Voting Rights and Transfer. Prior to the occurrence of an Event of Default, the Grantors will have the right to exercise all voting rights with respect to the Investment Property Collateral. At any time after the occurrence and during the continuation of an Event of Default, the Agent may transfer any or all of the Investment Property Collateral into its name or that of its nominee and may exercise all voting rights with respect to the Investment Property Collateral, but no such transfer shall constitute a taking of such Investment Property Collateral in satisfaction of any or all of the applicable Obligations unless the Agent expressly so indicates by written notice to the Grantors.

9. Dividends, Interest and Premiums. The Grantors will have the right to receive all cash dividends, interest and premiums declared and paid on the Investment Property Collateral prior to the occurrence of any Event of Default. In the event any additional shares are issued to any Grantor as a stock dividend or in lieu of interest on any of the Investment Property Collateral, as a result of any split of any of the Investment Property Collateral, by reclassification or otherwise, any certificates evidencing any such additional shares will be promptly delivered to the Agent and such shares will be subject to this Agreement and a part of the Investment Property Collateral to the same extent as the original Investment Property Collateral. After notice to the Grantors at any time after the occurrence of an Event of Default, the Agent shall be entitled to receive, for application to the applicable Obligations, all cash or stock dividends, interest and premiums declared or paid on the Investment Property Collateral.

10. Power of Attorney. Each Grantor does hereby make, constitute and appoint any officer or agent of the Agent as such Grantor’s true and lawful attorney-in-fact, with power to (a) at any time during the continuance of an Event of Default, endorse the name of such Grantor or any of such Grantor’s officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the Agent’s possession in full or part payment of any of the applicable Obligations; (b) at any time during the continuance of an Event of Default, sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for such Grantor, such documentation required by the UCC, as the Agent may, in its Permitted Discretion, deem necessary; granting to such Grantor’s said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as such Grantor might or could do. Each Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

11. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) shall be given in the manner and to the addresses set forth in the Credit Agreement.

12. Preservation of Rights. No delay or omission on the Agent’s or any Secured Party’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Agent’s or any Secured Party’s action or inaction impair any such right or power. The Agent’s and the Secured Parties’ rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Agent or any Secured Party may have under other agreements, at law or in equity. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by Applicable Law, all of which shall be cumulative and not alternative.

13. Illegality. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

14. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by any Grantor from, any provision of this Agreement will be effective unless made in a writing signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor will entitle any Grantor to any other or further notice or demand in the same, similar or other circumstance.

15. Entire Agreement. This Agreement (including the documents and instruments referred to herein), together with the Credit Agreement and the Other Documents constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

16. Counterparts. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

17. Successors and Assigns. This Agreement will be binding upon each Grantor and their respective successors and assigns, and inure to the benefit of the Agent, the Secured Parties and their respective successors and assigns, as permitted under the Credit Agreement. No Grantor may assign this Agreement in whole or in part without the Agent’s prior written consent and the Agent and the Secured Parties may at any time assign their respective interests in this Agreement in whole or in part in accordance with the terms of the Credit Agreement.

18. Interpretation. The terms “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. All references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Unless otherwise provided, all references to any instruments or agreements to which the Agent is a party, including references to any of the Other Documents, shall include any and all modifications, supplements or amendments thereto, any and all restatements or replacements thereof and any and all extensions or renewals thereof. Except as otherwise expressly provided for herein, all references herein to the time of day shall mean the time in Pasadena, California. Unless otherwise provided, all financial calculations shall be performed with Inventory valued on a first-in, first-out basis. Whenever the words “including” or “include” shall be used, such words shall be understood to mean “including, without limitation” or “include, without limitation”. Accounting terms not defined in this Agreement shall have the respective meanings given to them under GAAP. The obligations of the Grantors under this Agreement are joint and several. This Agreement is a supplement to the provisions of the Credit Agreement and in the event of a direct conflict between the provisions of this Agreement and those of the Credit Agreement, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Credit Agreement shall control and govern.

19. Governing Law and Jurisdiction. This Agreement and each Other Document (unless and except to the extent expressly provided otherwise in any such Other Document), and all matters relating hereto or thereto or arising herefrom or therefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York, without regard to any conflict of laws principles which would have the effect of applying the laws of any other jurisdiction. Any judicial proceeding brought by or against any Grantor with respect to any of the Obligations, this Agreement, the Other Documents or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, each Grantor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Grantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to Borrowing Agent at its address set forth in Section 16.6 of the Credit Agreement and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America, or, at the Agent’s option, by service upon Borrowing Agent which each Grantor irrevocably appoints as such Grantor’s agent for the purpose of accepting service within the State of New York. Nothing herein shall affect the right to serve process in any manner permitted by Applicable Law or shall limit the right of the Agent or any Secured Party to bring proceedings against Grantor or any Guarantor in the courts of any other jurisdiction. Each Grantor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each Grantor waives the right to remove any judicial proceeding brought against such Grantor in any state court to any federal court. Any judicial proceeding by any Grantor against the Agent or any Secured Party involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the County of New York, State of New York.

20. JURY TRIAL WAIVER; JUDICIAL REFERENCE.

(a) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTERARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(b) JUDICIAL REFERENCE. IN THE EVENT THAT ANY ACTION OR PROCEEDING IS COMMENCED OR MAINTAINED IN ANY COURT IN THE STATE OF CALIFORNIA WITH RESPECT TO ANY CONTROVERSY, DISPUTE OR CLAIM (EACH, A “CONTROVERSY”) BETWEEN ANY OF THE PARTIES TO THIS AGREEMENT OR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, AND THE WAIVER OF JURY TRIAL SET FORTH IN SECTION 20(a) ABOVE IS NOT ENFORCEABLE, AND EACH PARTY TO SUCH ACTION DOES NOT SUBSEQUENTLY WAIVE IN AN EFFECTIVE MANNER UNDER CALIFORNIA LAW ITS RIGHT TO A TRIAL BY JURY, THE PARTIES HERETO HEREBY ELECT TO PROCEED AS FOLLOWS:

(i) WITH THE EXCEPTION OF THE ITEMS SPECIFIED IN CLAUSE (ii) BELOW, ALL CONTROVERSIES WILL BE RESOLVED BY A REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 638, ET SEQ. OF THE CALIFORNIA CODE OF CIVIL PROCEDURE (“CCP”), OR THEIR SUCCESSOR SECTIONS, WHICH SHALL CONSTITUTE THE EXCLUSIVE REMEDY FOR THE RESOLUTION OF ANY CONTROVERSY, INCLUDING WHETHER THE CONTROVERSY IS SUBJECT TO THE REFERENCE PROCEEDING. EXCEPT AS OTHERWISE PROVIDED ABOVE, VENUE FOR THE REFERENCE PROCEEDING WILL BE IN ANY COURT IN WHICH VENUE IS APPROPRIATE UNDER APPLICABLE LAW (THE “COURT”).

(ii) THE MATTERS THAT SHALL NOT BE SUBJECT TO A REFERENCE ARE THE FOLLOWING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN PERSONAL PROPERTY; (B) EXERCISE OF SELF HELP REMEDIES (INCLUDING SET-OFF); (C) APPOINTMENT OF A RECEIVER; AND (D) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) AND (B) OR TO SEEK OR OPPOSE FROM A COURT OF COMPETENT JURISDICTION ANY OF THE ITEMS DESCRIBED IN CLAUSES (C) AND (D). THE EXERCISE OF, OR OPPOSITION TO, ANY OF THOSE ITEMS DOES NOT WAIVE THE RIGHT OF ANY PARTY TO A REFERENCE PURSUANT TO THIS AGREEMENT.

(iii) THE REFEREE SHALL BE A RETIRED JUDGE OR JUSTICE SELECTED BY MUTUAL WRITTEN AGREEMENT OF THE PARTIES. IF THE PARTIES DO NOT AGREE WITHIN TEN (10) DAYS OF A WRITTEN REQUEST TO DO SO BY ANY PARTY, THEN, UPON REQUEST OF ANY PARTY, THE REFEREE SHALL BE SELECTED BY THE PRESIDING JUDGE OF THE COURT (OR HIS OR HER REPRESENTATIVE). A REQUEST FOR APPOINTMENT OF A REFEREE MAY BE HEARD ON AN EX PARTE OR EXPEDITED BASIS, AND THE PARTIES AGREE THAT IRREPARABLE HARM WOULD RESULT IF EX PARTE RELIEF IS NOT GRANTED.

(iv) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT THAT WHEN ANY PARTY SO REQUESTS, A COURT REPORTER WILL BE USED AT ANY HEARING CONDUCTED BEFORE THE REFEREE, AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH A REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR THE COURT REPORTER. SUBJECT TO THE REFEREE’S POWER TO AWARD COSTS TO THE PREVAILING PARTY, BORROWERS WILL PAY THE COST OF THE REFEREE AND ALL COURT REPORTERS.

(v) THE REFEREE SHALL BE REQUIRED TO DETERMINE ALL ISSUES IN ACCORDANCE WITH EXISTING APPLICABLE CASE LAW AND STATUTORY LAW. THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE COURT WILL BE APPLICABLE TO THE REFERENCE PROCEEDING. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF, ENTER EQUITABLE ORDERS THAT WILL BE BINDING ON THE PARTIES AND RULE ON ANY MOTION THAT WOULD BE AUTHORIZED IN A COURT PROCEEDING. THE REFEREE SHALL ISSUE A DECISION AT THE CLOSE OF THE REFERENCE PROCEEDING WHICH DISPOSES OF ALL CLAIMS OF THE PARTIES THAT ARE THE SUBJECT OF THE REFERENCE. PURSUANT TO CCP SECTION 644, SUCH DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT OR AN ORDER IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT AND ANY SUCH DECISION WILL BE FINAL, BINDING AND CONCLUSIVE. THE PARTIES RESERVE THE RIGHT TO APPEAL FROM THE FINAL JUDGMENT OR ORDER OR FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE. THE PARTIES RESERVE THE RIGHT TO FINDINGS OF FACT, CONCLUSIONS OF LAWS, A WRITTEN STATEMENT OF DECISION, AND THE RIGHT TO MOVE FOR A NEW TRIAL OR A DIFFERENT JUDGMENT, WHICH NEW TRIAL, IF GRANTED, IS ALSO TO BE A REFERENCE PROCEEDING UNDER THIS PROVISION.

(vi) THE PROVISIONS OF THIS SECTION 20(b) ARE INCLUDED OUT OF AN ABUNDANCE OF CAUTION AND NEITHER THE INCLUSION OF THIS SECTION 20(b), NOR ANY REFERENCE TO CALIFORNIA LAW CONTAINED HEREIN SHALL BE DEEMED TO AFFECT OR LIMIT IN ANY WAY THE PARTIES’ CHOICE OF NEW YORK LAW PURSUANT TO SECTION 19 HEREOF.

21. Additional Provisions Regarding Certain Investment Property Collateral. The operating agreement or limited partnership agreement (as applicable) of any Domestic Subsidiary of any Grantor hereafter formed or acquired that (x) is a limited liability company or a limited partnership and (y) is required to become a Borrower under the Credit Agreement or a Guarantor with respect to the Obligations, shall contain the following language (or language to the same effect): “Notwithstanding anything to the contrary set forth herein, no restriction upon any transfer of [Membership Interests] [Partnership Interests] set forth herein shall apply, in any way, to the pledge by any [Member] [Partner] of a security interest in and to its [Membership Interests] [Partnership Interests] to East West Bank, as agent for certain Secured Parties, or its successors and assigns in such capacity (any such person, the “Agent”), or to any foreclosure upon or subsequent disposition of such [Membership Interests] [Partnership Interests] by the Agent. Any transferee or assignee with respect to such foreclosure or disposition shall automatically be admitted as a [Member] [Partner] of the Company and shall have all of the rights of the [Member] [Partner] that previously owned such [Membership Interests] [Partnership Interests].”

Each Grantor acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

[signature pages follow]

WITNESS the due execution hereof, as of the date first written above.

NEWEGG COMMERCE, INC.,
a British Virgin Islands business company incorporated with limited liability

By:	/s/ Anthony Chow
Name:	Anthony Chow
Title:	Chief Executive Officer

NEWEGG INC.,
a Delaware corporation

By:	/s/ Anthony Chow
Name:	Anthony Chow
Title:	Chief Executive Officer

NEWEGG NORTH AMERICA INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

NEWEGG.COM AMERICAS INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

MAGNELL ASSOCIATE, INC.,
a California corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

ROSEWILL INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

Signature Page to Pledge Agreement

NEWEGG BUSINESS INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

OZZO INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

NEWEGG STAFFING INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

INOPC, INC.,
an Indiana corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

CAOPC, INC.,
a California corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

NJOPC, INC.,
a New Jersey corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title :	Chief Financial Officer

Signature Page to Pledge Agreement

NEWEGG LOGISTICS SERVICES INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

NEWEGG FACILITY SOLUTIONS, INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

NUTREND AUTOMOTIVE INC.,
a Delaware corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

NEWEGG TEXAS, INC.,
a Texas corporation

By:	/s/ Yueh-Pai “Robert” Chang
Name:	Yueh-Pai “Robert” Chang
Title:	Chief Financial Officer

Signature Page to Pledge Agreement

AGENT:

EAST WEST BANK

By:	/s/ Linda Lee
Name:	Linda Lee
Title:	Senior Vice President

Signature Page to Pledge Agreement